UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Check the appropriate box:
☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Under §240.14a-12

Magnum Hunter Resources Corporation
(Name of Registrant as Specified in its Charter)

_______________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On March 11, 2011, Magnum Hunter Resources Corporation (the “Company ”) will be presenting an overview and update on the status of operations and planned corporate acquisitions to various shareholders and other investors. Pursuant to the presentation, the Company updated its Corporate Presentation available in the Investors section on its website at www.magnumhunterresources.com.  A copy of the presentation is included below.

MAGNUM HUNTER RESOURCES CORPORATION
Corporate Presentation
March 2011

Forward Looking Statements
3/9/11
The statements and information provided by Magnum Hunter Resources Corporation (“Magnum Hunter” or the “Company”) in this presentation that are not statements of historical fact, including all estimates and assumptions contained herein, are “forward looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended. These forward looking statements include, among others, statements, estimates and assumptions relating to our business and growth strategies, our oil and gas reserve estimates, our ability to successfully and economically explore for and develop oil and gas resources, our exploration and development prospects, future inventories, projects and programs, expectations relating to availability and costs of drilling rigs and field services, anticipated trends in our business or industry, our future results of operations, our liquidity and ability to finance our exploration and development activities, market conditions in the oil and gas industry and the impact of environmental and other governmental regulation. In addition, with respect to our pending acquisitions of NGAS Resources, Inc. (“NGAS”) and NuLoch Resources Inc.
(“NuLoch”), forward-looking statements include, but are not limited to, statements regarding the expected timing of the completion of the proposed transactions; the ability to complete the proposed transactions considering the various closing conditions; the benefits of such transactions and their impact on the Company’s business; and any statements of assumptions underlying any of the foregoing. In addition, if and when either proposed transaction is consummated, there will be risks and uncertainties related to the
Company’s ability to successfully integrate the operations and employees of the Company and the acquired business. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may”, “will”, “could”, “should”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “pursue”, “plan” or “continue” or the negative thereof or variations thereon or similar terminology. These forward-looking statements are subject to numerous assumptions, risks, and uncertainties. Factors that may cause our actual results, performance, or achievements to be materially different from those anticipated in forward-looking statements include, among other, the following: adverse economic conditions in the United States and globally; difficult and adverse conditions in the domestic and global capital and credit markets; changes in domestic and global demand for oil and natural gas; volatility in the prices we receive for our oil and natural gas; the effects of government regulation, permitting, and other legal requirements; future developments with respect to the quality of our properties, including, among other things, the existence of reserves in economic quantities; uncertainties about the estimates of our oil and natural gas reserves; our ability to increase our production and oil and natural gas income through exploration and development; our ability to successfully apply horizontal drilling techniques and tertiary recovery methods; the number of well locations to be drilled, the cost to drill, and the time frame within which they will be drilled; drilling and operating risks; the availability of equipment, such as drilling rigs and transportation pipelines; changes in our drilling plans and related budgets; and the adequacy of our capital resources and liquidity including, but not limited to, access to additional borrowing capacity.
With respect to the Company’s pending acquisitions, factors, risks and uncertainties that may cause actual results, performance or achievements to vary materially from those anticipated in forward-looking statements include, but are not limited to, the risk that either proposed transaction will not be consummated; failure to satisfy any of the conditions to either proposed transaction, such as in the case of the NGAS transaction the inability to obtain the requisite approvals of the NGAS shareholders and the Supreme Court of British
Columbia, or in the case of the NuLoch transaction the inability to obtain the requisite approvals of NuLoch’s stockholders, the Company’s shareholders and the Court of Queen’s
Bench of Alberta; adverse effects on the market price of our common stock or on our operating results because of a failure to complete either proposed transaction; failure to realize the expected benefits of either proposed transaction; negative effects of announcement or consummation of either proposed transaction on the market price of our common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies following the proposed transaction; and other factors. These factors are in addition to the risks described in our public filings made from time to time with the Securities and Exchange Commission. Most of these factors are difficult to anticipate and beyond our control. Because forward-looking statements are subject to risks and uncertainties, actual results made differ materially from those expressed or implied by such statements. Readers are cautioned not to place undue reliance on forward-looking statements, contained herein, which speak only as of the date of this document. Other unknown or unpredictable factors may cause actual results to differ materially from those projected by the forward-looking statements. Unless otherwise required by law, we undertake no obligation to publicly update or revise any forward-looking statements, including estimates, whether as a result of new information, future events, or otherwise. We urge readers to review and consider disclosures we make in our public filings made from time to time with the Securities and Exchange Commission that discuss factors germane to our business, including our Annual Report on Form 10-K for the year ended December 31, 2010. All forward-looking statements attributable to us are expressly qualified in their entirety by these cautionary statements.

Additional Information - NuLoch

Additional Information about the Proposed Transaction
In connection with the NuLoch transaction, the Company will file a preliminary proxy statement and definitive proxy statement with the SEC.
The information contained in the preliminary filing will not be complete and may be changed. STOCKHOLDERS ARE URGED TO READ
THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE
SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE
PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION
AND THE PARTIES THERETO.
The definitive proxy statement will be mailed to the Company’s stockholders seeking their approval of the issuance of the Magnum Hunter shares (including the Magnum Hunter shares issuable upon exchange of certain exchangeable shares issuable in the transaction) as consideration for the proposed transaction. The Company’s stockholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: Magnum Hunter Resources Corporation at 832-369-6986 or 777 Post Oak Boulevard,
Suite 650, Houston, Texas 77056 Attention: Investor Relations. In addition, the preliminary proxy statement, definitive proxy statement and other relevant materials filed with the SEC will be available free of charge at the SEC’s website at www.sec.gov or stockholders may access copies of such documentation filed with the SEC by the Company by visiting the Investors section of the Company’s website at
www.magnumhunterresources.com.
Participants in the Solicitation
The Company and its respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the names, affiliations and interests of certain of the Company’s executive officers and directors in the solicitation is available in the proxy statement for the Company’s 2010 Annual Meeting of Stockholders, which was filed with the SEC on September 3, 2010.
This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The Magnum Hunter shares and exchangeable shares to be issued in the proposed transaction in exchange for
NuLoch shares have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Company intends to issue such shares pursuant to the exemption from registration set forth in Section 3(a)(10) of the Securities Act. The arrangement agreement for the NuLoch transaction contemplates that the issuance of the Magnum Hunter shares upon exchange of the exchangeable shares will be registered under the Securities Act.

Additional Information - NGAS

Additional Information about the Proposed Transaction
This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed NGAS transaction, NGAS has filed a proxy statement and
NGAS and Magnum Hunter will file other relevant materials with the SEC. INVESTORS AND SECURITY HOLDERS OF NGAS ARE
URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY AND
IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED
TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE
PARTIES THERETO.
Investors and security holders may obtain a free copy of the proxy statement any other documents filed by Magnum Hunter and NGAS with the SEC, at the SEC’s website at www.sec.gov. The proxy statement and such other documents filed by NGAS may also be obtained for free by contacting NGAS at 959-263-3948 or 120 Prosperous Place, Suite 201, Lexington, Kentucky 40509-1844 or visiting NGAS’s website at www.ngas.com. Copies of any materials filed by Magnum Hunter may also be obtained for free by contacting Magnum Hunter at 832-369-6986 or 777 Post Oak Boulevard, Suite 650, Houston, Texas 77056 Attention: Investor Relations or visiting Magnum Hunter’s website at www.magnumhunterresources.com.
Participants in the Solicitation
Magnum Hunter, NGAS and their respective directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of NGAS shareholders in connection with the proposed transaction.
Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Magnum
Hunter’s executive officers and directors in the solicitation by reading the proxy statement for Magnum Hunter’s 2010 Annual Meeting of
Shareholders, which was filed with the SEC on September 3, 2010, and the proxy statement relating to the proposed transaction and other relevant materials filed with the SEC when they become available. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of NGAS’s executive officers and directors in the solicitation by reading the proxy statement for NGAS’s 2010 Annual Meeting of Shareholders, which was filed with the SEC on April 29, 2010, and the NGAS’s proxy statement relating to the proposed transaction which was filed with SEC on March 9, 2011, and other relevant materials to be filed with the SEC when they become available. Certain executives and directors of NGAS have interests in the proposed transaction that may differ from the interests of NGAS’s shareholders generally, including benefits conferred under severance, retention and change of control arrangements and continuation of director and officer insurance and indemnification. These interests and any additional benefits in connection with the proposed transaction are described in the proxy statement.

Executive Summary

Magnum Hunter Resources has been repositioned over the past
eighteen months by a new management team to acquire, drill,
and operate properties within three of the most prolific resource plays in the United States:
 • South Texas - Eagle Ford Shale
 • Appalachia - Marcellus Shale / Huron / Weir
 • North Dakota - Williston Basin / Bakken / Three Forks Sanish /
                    Madison
The Company’s strategy is to create substantial shareholder value through a balanced program of acquisitions and low-risk development and exploitation drilling, exclusively in unconventional resources plays with an oil or liquids rich focus.

Current Portfolio Regions

Williston Basin / Bakken / Three Forks Sanish / Madison
Appalachian Basin / Marcellus / Huron / Weir
Oil Producing
Gas Producing
South Texas / Eagle Ford

Magnum Hunter is focused exclusively on unconventional resource plays

6

2011 CAPEX of $150 million

Appalachia
Midstream (Pipeline/Processing)
$25.0 mm
Appalachia
$59.9 mm
Eagle Ford
$65.1 mm
40%
43%
17%
Note: 2011 Capex is before NGAS and NuLoch acquisitions

Business Strategy
➢ The business plan is similar to that successfully executed in the past by senior management of the old Magnum Hunter (15 year average annual shareholder return of 38%)
 ➢ Balanced program of opportunistic acquisitions and low-risk development (exclusively in resource plays)
 ➢ Efficient deployment of capital
 ➢ Low cost operator and acquirer
 ➢ Limited exploration exposure
➢ New management is growing the asset base and production of Magnum Hunter with a predominate focus on:
 ➢ Core areas in unconventional resource plays:
 • Eagle Ford Shale
 • Marcellus Shale / Huron / Weir
 • Bakken / Three Forks Sanish / Madison
 ➢ All new properties are predominately operated
 ➢ Oil and liquids component favored to dry gas properties
 ➢ Enhancing owned and acquired properties with significant acreage positions for new drilling opportunities and midstream expansion associated with Company owned assets
 ➢ Leveraging operating and financial expertise, successful track record, and existing relationships with
 Industry Partners, Banks, Private Equity Investors and Hedge Funds

BOE / DAY
11,000
10,000
9,000
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
Production increase over 2,000% since new management (2Q09)
2Q09A
3Q09A
4Q09A
1Q10A
2Q10A
3Q10A
4Q10A
1Q11E(i)
2Q11E(i)
3Q11E(i)
4Q11E(i)

Production Growth by Quarter (2Q09 - 4Q11)

(i) Estimated 1Q11-4Q11 production. Estimate as of March 7, 2011.

Magnum Hunter
Existing Property Portfolio

- **The Eagle Ford Shale continues to be one of the country's hottest new shale plays with more than 110 drilling rigs currently running.**
- **To date, over 1,030 wells have been permitted and/or drilled in twenty counties.**
- **A record 209 drilling permits were issued in December 2010 (132 in 2009)**
- **Eagle Ford Acreage Position – 51,664 gross acres (25,074 net)**
  - **Potential for 100+ Drilling Locations**
    - Gonzales County – ~37,970 gross acres (18,082 net)
      - MHR / Hunt JV – 31,640 gross acres
      - MHR / EOG – 2,300 gross acres
      - MHR / GeoSouthern JV – 4,000 gross acres
    - Fayette & Lee Counties – 7,890 acres (3,764 net)
    - Atascosa County – 5,393 acres (3,200 net)
- **Eagle Ford Shale Characteristics**
    - 75' to 150' in thickness
    - Significant oil window
    - 8% to 10% porosity
    - 60% to 80% brittle rock
    - Large reserve potential
    - Favorable operations
    - Available infrastructure

11

South Texas - Eagle Ford Shale

EAGLE FORD SHALE OIL TREND
EAGLE FORD SHALE TREND
Focus in Oil Window
MAGNUM HUNTER RESOURCES
Approximate Updip Limit Of Oil Generation
Oil/Gas Transition Zone
BURLESON
LEE
FAYETTE
GONZALES
LAVACA
DEWITT
FRIO
ATASCOSA
LASALLE
MCMULLEN
EOG RESOURCES
PETROHAWK
CONOCOPHILLIPS COMPANY
Approximate Updip Limit Of Oil Generation

South Texas - Eagle Ford Shale

TREND HIGHLIGHTS
• Multiple Industry Acreage Expansion
 Opportunities
• Potential EUR of 200,000 to 500,000
   BO/well
• Completed horizontal well cost of $6.5 to
 $8.8MM
• Focus leasing activity in “Oil Window”
 of the Eagle Ford Shale (8,000'-11,000')
• 51,664 gross / 25,074 net acres leased in focus
 areas with 100+ possible EFS horizontal
 locations

South Texas – Eagle Ford Shale

- **Magnum Hunter's 2010/2011 TD Drilling Activity**
  - **Gonzo Hunter #1H** – Gonzales County (50% WI • Operated)
    - 4,365' lateral with 9 out of 11 stages fraced
    - Flowing (Produced 34,000 ± BO to date)
  - **Lagunillas Camp #1H** – Atascosa County (96.875% WI • Operated)
    - 5,050' lateral with 15 stages fraced
    - Flowing (Produced 8,000 ± BO to date)
  - **Lagunillas Camp #2H** – Atascosa County (96.875% WI • Operated)
    - 4,600' lateral with 14 out of 16 stages fraced
    - Flowing (Produced 15,000 ± BO to date)
  - **Southern Hunter #1H** – Gonzales County (50% WI • Operated)
    - 4,460' lateral with 14 stages fraced
    - Flowing (Produced 33,000 ± BO to date)
  - **Gonzo North #1H** – Gonzales County (50% WI • Operated)
    - 5,300' lateral
    - Completed – Fracing first week of March
  - **Cinco Ranch #1H** – Gonzales County (50% WI • Hunt Operator)
    - 5,422' lateral
    - Complete – Waiting on frac (April 2011)
  - **Cinco Ranch #2H** – Gonzales County (50% WI • Hunt Operator)
    - 5,541' lateral
    - Completed – Waiting on frac (March 2011)
  - **Furrh #1H** – Lavaca County (50% WI • Operated)
    - 6,008' lateral
    - Completing – Waiting on frac (April 2011)

EAGLE FORD SHALE OIL TREND
Focus in Oil Window
Approximate Updip Limit Of Oil Generation
Oil/Gas Transition Zone
LEE
FAYETTE
GONZALES
LAVACA
WILSON
DEWITT
KARNES
ATASCOSA
FRIO
LASALLE
Approximate Updip Limit Of Oil Generation
- drilling
- completed

Summary

1 well currently drilling in Gonzales County, TX
4 wells completed and producing
3 wells waiting on fracture stimulation

13

MHR / HUNT
AMI Acreage
GONZALES COUNTY
Oil Window
MHR / EOG Joint Acreage
Magnum Hunter Resources Acreage
EOG Approximate Acreage
KARNES TROUGH
14 Miles
Wet Gas
Window
DE WITT COUNTY

South Texas - Eagle Ford Shale
34,876 - Gross Acres / MHR 50% WI JV
60 - Possible Well Locations
Estimated Typical Well:
Cost: $6.5 to $8.8 MM
EUR: 350 to 520 Mboe
IP: 500 to 1,300 boe/d
PEACH CREEK PROSPECT
GONZALES CO. TX

Gonzales County, Eagle Ford
Price Sensitivity
High Case:
CAPEX: $8.2 Million
IP: 1,280 Bbl/D
Initial Decline: 99%
Hyperbolic Factor b: 1.5
EUR: 500 MBoe
Low Case:
CAPEX: $8.2 Million+$0.2 PU
IP: 613 Bbl/D
Initial Decline: 99%
Hyperbolic Factor b: 1.3
EUR:362 MBboe
High Case (Flowing)
Low Case (With Pumping Unit)
IRR:36%
IRR: 47%
IRR: 64%
IRR: 82%
IRR: 23%
IRR: 31%
IRR: 39%
IRR: 48%
NPV10%
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$70.00
$80.00
$90.00
$100.00
$110.00
$120.00
Oil Price, $/Bbl

Economic Sensitivity of Eagle Ford

Triad Hunter General Overview

Reserve Overview
➢ 9.2 MMBoe (SEC pricing, as of 12/31/10)
➢ 9.6 MMBoe (NYMEX strip pricing, as of 12/31/10)
➢ R/P ratio of 14 years
➢ Approximately 2/3 of reserves and production are oil
➢ Over 2,000 wells
➢ Current daily production ~ 2,000 Boe/d

Acreage	➢ 94,795 net acres in West Virginia, Ohio and Kentucky ➢ 56,595 net Marcellus acres
Pipeline
➢ Over 182 miles of existing pipeline and rights of way (“Eureka Hunter Pipeline”)
➢ Installed and operating new 20” pipeline to handle 200 - 300 million cubic feet per day
➢ Ordered new cryogenic gas processing plant (200 Mmcfd Capacity)

Infrastructure	➢ Infrastructure assets include (i) three drilling rigs, (ii) two commercial salt water disposal facilities and (iii) significant amount of oilfield equipment
➢ The new assets of Triad Hunter were from a 23 year-old oil & gas exploration and production company with operations focused in the Appalachian Basin (West
 Virginia, Ohio and Kentucky) including Marcellus Shale potential

Appalachia - Current Areas of Operation

West Virginia
Ohio
Kentucky
Pittsburgh
Triad Hunter
Headquarters

Key Marcellus Shale Trends

➢ The Marcellus is one of the most attractive shale plays in the United States
➢ The Marcellus has one of the lowest break-even price levels of all the shale plays and will remain attractive throughout the commodity cycle
➢ Development is accelerating rapidly in the liquids rich areas
➢ EUR’s are improving from longer laterals and new fracing methods
➢The Marcellus is close to U.S. population centers and has access to significant interstate pipelines
➢Marcellus gas trades at a premium to Henry Hub
➢Deeper potential is emerging in the area where MHR operates (Utica Shale)

5 Acres
5156'
5042'
5258'
5571'
5662'
3638'
1077

19

Triad Hunter Weese Hunter #1 / #3
Triad Hunter, LLC
Weese Hunter #1 / #3
(100% WI)
➢First Horizontal Wells in Tyler County
➢Weese Hunter #1 flowing (IP~7 Mmcfed)
➢Weese Hunter #3 flowing (IP~5.5 Mmcfed)
Triad Hunter, LLC
➢56,595 Marcellus acres
➢New Eureka Hunter
Gathering system with
interconnections into
Dominion and Columbia

Economic Sensitivity of Marcellus
Gas Price, $/MMBtu
Current CAPEX $4.0 Million
High Case:
IP: 7 Mmcf/D
Initial Decline: 99%
Hyberbolic Factor: 1.6
EUR: 5 Bcf
Middle Case:
IP: 5 MMcf/D
Initial Decline: 99%
Hyberbolic Factor b: 1.6
EUR: 4.527 Bcf
Low Case:
IP: 2.5MMcf/D
Initial Decline: 54.8%
Hyberbolic Factor b: .8
EUR: 2.875 Bcf
High
Middle
Low
NPV10%
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
IRR: 475.4%
IRR: 302.7%
IRR: 207.0%
IRR: 192.3%
IRR: 142.3%
IRR: 100.9%
IRR: 69.2%
IRR: 50.9%
IRR: 38.3%
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
Gas Price, $/MMBtu

20

Economic Sensitivity of Marcellus

Areas of Operation (Including Pipeline)

Recently Acquired
Marcellus Properties
(PostRock $40MM
Acquisition)
Triad Hunter Acreage
Columbia Gas Transmission
Dominion Transmission
Eureka Hunter Pipeline
(Existing and Proposed)

Eureka Hunter Pipeline
➢ Triad originally acquired the Eureka Pipeline and associated rights of way in August 2003
 ▪ 182 miles of rights of way
 ▪ Separated in two areas: Northern West Virginia (approximately 114 miles) and Central West Virginia (approximately 68 miles)
➢ Northern West Virginia section is situated in the heart of the Marcellus
 Shale development
 ▪ Located through many counties: Pleasants, Tyler, Ritchie, Wetzel,
 Marion, Harrison, Doddridge, Lewis and Monongalia
➢ Reconfiguring existing low pressure gathering system to move between 200 - 300 million cubic feet of natural gas per day in high pressure environment
➢ Further expansion of new system planned for 2011
➢ New gas processing equipment ordered and under construction
 ▪ Delivery anticipated in October 2011
 ▪ 200 Mmcfd Capacity

Second Phase of New 20” Pipeline Under
Construction

North Dakota - Williston Basin

BURKE
RENVILLE

Acreage: 15,000 gross acres

MHR Interest: 43%

Description

Primary: Eden Valley, Flaxton, Lake Darling, Lake View, Portal, SW Glenburn, Upper Deslacs, Wheaton, Woburn

Secondary: North Grano, Mohall, E. Flaxton

Injecting Field: E. Flaxton, Glenburn, N. Grano, Lake Darling, Mohall, Pratt, West Greene

Location: Burke, Renville, Ward, Bottineau, and McHenry Counties, North Dakota

- **2.5 MMboe total proved reserves**

- Three horizontal wells drilled Q4 2009 with IP of approximately 600 BOE/d (gross) combined
- Additional future wells planned once litigation settled with working interest partner
- Bakken / Three Forks Sanish potential development on western fields
- Existing secondary oil recovery efforts expected to generate additional future production growth

24

Re-pressurize
Secondary Recovery
North Grano
East Flaxton
Mohall
Lake Darling
Glenburn
West Greene
Pratt
Eden Valley
Flaxton
Lake View
Portal
SW Glenburn
U. Des Lac
Wheaton
Woburn
0
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17

25

Secondary Recovery Program
Tertiary Recovery
Unitize
Drill New Wells
Years
Field
5.3 MMboe
Probable
2.5 MMboe
Proved
Capital Invested by MHR
Since December 2006
$28 Million +

Recently Announced Acquisitions
   ➢NuLoch Resources - $327 million

   ➢NGAS - $98 million

NuLoch Resources, Inc. Acquisition
Public Company (TSX-V: NLR) (OTCQX: NULCF)

Reserves(i)
➢ Estimated proved reserves of 5.0 MMBoe as of December 31, 2010 (85%
 crude oil and 35% PDP)
➢ Estimated probable reserves of 3.0 MMBoe as of December 31, 2010
➢ Long-lived reserves with an R/P ratio of approximately 9 years

Production	➢ Current corporate productive capacity of approximately 1,550 Boe/d ➢ 85% crude oil; 69% from the Williston Basin ➢ 13.6 net Bakken/Three Forks Sanish producing wells
Acreage	➢ 69,900 net acres in the Williston Basin (31,200 in Divide and Burke Counties) ➢ 50,680 net acres located in Alberta
Drilling Opportunities	➢ Multi-year inventory of approximately 267 net identified Williston Basin drilling locations ➢ Drilling locations targeting the Bakken/Three Forks Sanish ➢ 6 drilling rigs currently running
➢ On January 19, 2011, Magnum Hunter announced that it entered into a definitive agreement to acquire Williston Basin focused NuLoch Resources, Inc. in an all common stock transaction valued at approximately $327 million (USD).
(i) Based on SEC pricing as of 12/31/2010

NuLoch – Areas of Operation

Williston Basin Properties:

- 267 net unrisked drilling locations
  - 23 booked, 244 unbooked
  - 231 Three Forks Sanish, 36 Bakken
  - 31.4 Mmboe Risked, 80 Mmboe unrisked
- Net productive capacity of 1,550 Boe/d
- Divide & Burke County:
  - 31,200 net acres
  - Bakken/Three Forks Sanish Potential
- Saskatchewan:
  - 38,700 net acres
  - Three Forks Sanish Potential

Peace River Arch
Operated Light Oil
Central Alberta
(Non-Core)
Tableland (S. Saskatchewan)
Bakken & Three Forks Sanish
Divide & Burke County, ND
Bakken & Three Forks Sanish

Alberta Properties:

- 50,680 net acres
- Net daily production of 480 Boe/d (53% light crude oil)

28

NuLoch - Williston Basin Acreage Map

72% Avg. NRI
38,700 net acres
23% Avg. NRI
6,700 net acres
9.5% Avg. NRI
24,500 net acres

NPV10 ($MM)
$11.0
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$75.00
$85.00
$95.00
$105.00

Williston Basin Economics - Sensitivity

WTI Oil Price, $/Bbl
North Dakota (2 mile lateral)
Saskatchewan (1 mile lateral)
North Dakota (1 mile lateral)
Note: all figures are NuLoch internal estimates
IRR: 30%
IRR: 59%
IRR: 61%
IRR: 20%
IRR: 38%
IRR: 15%
IRR: 30%
IRR: 38%
IRR: 30%
IRR: 49%
IRR: 48%
IRR: 24%

Summary Terms of NuLoch Acquisition

Total transaction value of approximately $327 million
➢ Magnum Hunter has agreed to acquire NuLoch for $2.50 (Canadian) per share with a fixed exchange ratio of 0.3304, which was based on the seven-day volume weighted average price of Magnum Hunter’s common stock as of January 18,
 2011, of $7.63 per share
➢ Magnum Hunter will issue approximately 42.8 million new common shares to
 NuLoch common shareholders, representing approximately 32% of Magnum
 Hunter’s current fully diluted common shares outstanding, assuming final close of the NGAS Resources (“NGAS”) acquisition announced by the Company on
 December 27, 2010
➢ As of December 31, 2010, NuLoch had no outstanding long term debt
➢ Magnum Hunter has received a commitment for a new $250 million senior credit facility with an initial borrowing base of $145 million secured by the Company’s existing asset base, including the assets being acquired from NGAS and NuLoch;
 BMO Capital Markets will syndicate the new bank facility
➢ NuLoch CEO (Geologist) and entire geological/engineering team coming to
 Magnum Hunter and will run Rocky Mountains / Williston Basin Division
➢ The transaction is expected to close in late April 2011

Transaction Highlights

➢ Seasoned professional management team with long histories in creating substantial shareholder value
➢ Strategically focused on developing large in-place light oil resource plays in the Williston Basin
➢ Multi-year inventory of approximately 267 net identified Williston Basin drilling locations targeting the Bakken and Three Forks Sanish formations
➢ Adds significant scale to Magnum Hunter’s existing Bakken/Three Forks
 Sanish position
➢ Joint Venture arrangements with leading operators in North Dakota include:
 ▪ Samson
 ▪ Baytex Energy
➢ Transitioning from acreage accumulation to exploitation and development
➢ Estimated risked reserve potential of 31.4 MMBoe
➢ Initial 30-day production rates (“IP rate”) in the 180 to 450 Boe per day range with estimated ultimate recoveries (“EUR’s”) in the 185 to 475 MBoe range per well

NuLoch - Capital Expenditure Schedule

2010 CAPEX
$63.1 MM
2011E CAPEX
$80.3 MM
Saskatchewan
$32.0
Saskatchewan
$43.3
North Dakota
$35.5
North Dakota
$29.6
Other $1.5
Other $1.5
($ in millions)
Note: The Saskatchewan CAPEX is discretionary due to being 100% operated

NGAS Acquisition
(Public Company Traded on NASDAQ)

Reserve Overview
➢ 66 Bcfe proved reserves at year-end 2010
➢ 74% natural gas and 65% PDP
➢ Long-lived with an R/P ratio of 23 years
➢ Over 1,400 producing wells
➢ Daily production of approximately 9.2 Mmcfe as of December 31,
 2010

Acreage	➢ 300,000 net acres in the Appalachian Basin ➢ 68% undeveloped ➢ Ability to hold significant acreage without substantial drilling expenditures through HBP acreage and partnership funds
Drilling Opportunities
➢ Multi-year inventory of approximately 2,400 identified low-risk horizontal drilling locations (historical success ratio of 98%)
➢ Exposure to highly attractive Huron Shale
➢ Additional liquids potential in emerging Weir oil play

➢ On December 27, 2010, Magnum Hunter announced the execution of a definitive agreement to acquire Appalachian Basin focused NGAS Resources, Inc. for approximately $98 million in common stock and assumed liabilities. Magnum
 Hunter has agreed to acquire NGAS for $0.55 per share with a fixed exchange ratio of 0.0846 based on an agreed Magnum Hunter stock price of $6.50 per share. There are no collars on the fixed exchange ratio based on the trading price of either Magnum Hunter and/or NGAS.

Summary Terms of NGAS Acquisition
Total transaction value of approximately $98 million, including:
Magnum Hunter consideration to be paid:
➢ 4.2 million MHR common shares, or approximately $27.3 million, issued to NGAS shareholders
➢ 2.4 million MHR common shares, or approximately $15.9 million, issued to certain holders of NGAS’ 6% Convertible Notes which are expected to convert into NGAS common shares at or prior to closing
➢ $10.275 million payment to a third-party to restructure an “out-of-market” gas gathering agreement through issuance of MHR common shares at closing

Liabilities and other items:
➢ Senior credit facility with approximately $35.5 million outstanding
➢ Approximately $14.7 million in remaining NGAS 6% Convertible Notes to be paid off
➢ Other long-term debt of about $6.2 million secured by other assets to be assumed
➢ Cash and positive working capital of $6.8 million as of December 31, 2010

Areas of Operation

➢ 98% drilling success rate
➢ Multiple, low-risk
 opportunities
➢ Long-lived asset
➢ 1,200 Btu gas
➢ Extensive infrastructure
➢ Large undeveloped areas
 due to coal mining
 activities
➢ New horizontal drilling
 technology increasing oil
 and gas recoveries
➢ 50% interest in existing
 natural gas processing
 plant
Kentucky
West Virginia
Ohio
Virginia

MHR Pro Forma

➢ Approximately $1 billion market capitalization
➢ Debt-to-total capitalization less than 20%
➢ Daily production in excess of 6,000 boe/d (approximately 60% oil / liquids)
➢ Total Proved Reserves of approximately 29.4 million barrels of oil equivalent
➢ Significant land positions in three of the highest return unconventional resource plays (Bakken, Marcellus, and Eagle Ford)
 • Over 547,000 net acres
 • Eagle Ford: 25,074 net acres
 • Appalachia: 394,795 net acres (includes 56,594 net Marcellus acres)
 • Williston Basin/Bakken: 76,350 net acres
 • Other: 51,423 net acres (includes 50,680 net Alberta acres)
➢ Identified inventory of over 600 drilling locations
Upon completion of the NGAS and NuLoch acquisitions, Magnum Hunter will have the following:

Pro Forma Proved Reserves

	Pro Forma Proved Reserves		
	Gas *Bcf*	Oil *MMBbl*	Total *MMBoe*
Magnum Hunter[i]	39.5	6.8	13.4
% PDP	*34%*	*53%*	*44%*
NuLoch[i]	4.7	4.2	5.0
% PDP	*29%*	*22%*	*23%*
NGAS[i]	49.3	2.8	11.0
% PDP	*72%*	*69%*	*71%*
Total Pro Forma	**93.4**	**13.8**	**29.4**
% PDP	*54%*	*47%*	*51%*

[i] 12/31/2010 SEC proved reserves

38

Financial Overview

Recent Financing Highlights
➢ Raised approximately $55 million of new common equity since September
 2009
 • Insider participation by Chairman and CEO, Vice Chairman, EVP/CFO, and five directors
➢ $150 million three-year Senior Secured Revolving Credit Facility provided by BMO, Capital One, UBS, KeyBanc, and Amegy Bank ($71.5 million current borrowing base(1))
 • MHR has received a commitment for a new $250 million senior credit facility with an initial borrowing base of $145 million secured by the
 Company’s existing asset base, including the assets being acquired from NGAS and NuLoch.
➢ Issued $100 million of Series C Perpetual Preferred Stock (non-convertible)
 • Listed preferred stock on the NYSE Amex - MHR.PrC
 • Callable at par by MHR in December 2011

Capital Markets
Total Capital of ~$242 million*
* Includes $15 million of Series B Redeemable Convertible Preferred Stock (issued on February 12, 2010 to Triad’s lenders) and redeemed on June 7, 2010
(1) Adjusted for the 10/29/10 sale of the 10% non-operated working interest in the Cinco Terry Prospect located in Crockett County, Texas. Further adjusted for the 11/30/10 addition of $6.5 million to the current borrowing base designated for Eureka Hunter Pipeline, LLC.

41

Pro Forma Capitalization
	December 31, 2010
	MHR	Combined Pro Forma for Magnum Hunter, NGAS, PostRock, and NuLoch

Cash and Cash Equivalents	$554	$17,086

Long Term Debt:
Revolving Credit Agreement	30,000	89,443
Notes Payable for Equipment	3,151	3,151
Total Debt	33,151	92,594

Series C Preferred Stock	70,236	70,236

Total Equity	103,322	482,209

Total Capitalization	206,709	645,039

Total Assets	248,967	857,116

Net Debt / Total Capitalization	15.77%	11.71%

Pro Forma Combined Balance Sheet – 12/31/2010

	Magnum Hunter Historical	NGAS Resources Historical	NuLoch Resources Historical (CAN $)	PostRock Pro Forma Adjustments	NGAS Pro Forma Adjustments	NuLoch Resources Conversion to US GAAP and USD Adjustments	NuLoch Resources Pro Forma Adjustments	Combined Pro Forma for Magnum Hunter, NGAS and PostRock	Combined Pro Forma for Magnum Hunter, NGAS, PostRock and NuLoch
ASSETS									
CURRENT ASSETS:									
Cash and cash equivalents	$ 554,186	$ 6,844,475	$ 9,673,000	$ -	$ -	$ 14,510	$ -	$ 7,398,661	$ 17,086,171
Accounts receivable	11,705,046	3,640,891	5,200,000	-	-	(819,690)	-	17,345,937	22,226,247
Notes receivable	-	6,766,451	-	-	(6,766,451)	-	-	-	-
Prepaids and other current assets	867,013	552,741	507,000	2,658	-	761	-	1,422,412	1,930,173
Total current assets	13,126,245	17,804,558	15,380,000	2,658	(6,766,451)	(804,419)	-	26,167,010	41,242,591
PROPERTY AND EQUIPMENT (Net of Accumulated Depletion and Depreciation):									
Oil and natural gas properties, successful efforts accounting	189,911,500	174,630,484	101,149,000	18,884,502	(60,824,175)	(15,953,393)	356,535,437	317,052,311	758,783,350
Equipment and other fixed assets	42,689,125	9,475,659	330,000	3,750	1,279,170	485	-	53,447,704	53,778,199
Total property and equipment, net	232,600,625	184,106,148	101,479,000	18,888,252	(59,545,005)	(15,952,908)	356,535,437	370,500,015	812,561,549
OTHER ASSETS:									
Other assets	561,711	258,945	-	-	-	-	-	820,656	820,656
Deferred financing costs, net of amortization	2,678,244	750,462	-	-	(947,456)	-	-	2,481,250	2,481,250
Deferred tax asset	-	-	6,380,000	-	-	6,737,647	(15,117,647)	-	-
Total assets	$ 248,966,825	$ 204,920,108	$ 123,239,000	$ 18,890,910	$ (67,258,912)	$ (9,519,675)	$ 341,417,790	$ 399,968,931	$ 857,106,046
LIABILITIES AND SHAREHOLDERS' EQUITY									
CURRENT LIABILITIES:									
Accounts payable	$ 29,839,557	$ 5,562,836	$ 4,053,000	$ -	$ -	$ 6,080	$ -	$ 35,402,393	$ 39,461,473
Accrued liabilities	3,914,186	6,184,962	13,399,000	369,805	8,631,578	20,099	7,082,198	19,100,481	39,551,778
Revenue payable	2,629,999	-	-	-	-	-	-	2,629,999	2,629,999
Current portion of notes payable	7,182,455	58,290,857	-	-	(58,290,857)	-	-	7,182,455	7,182,455
Warrant liability	-	-	-	-	1,279,894	-	-	1,279,894	1,279,894
Derivative liability	718,771	2,615,847	-	-	(2,615,847)	-	-	718,771	718,771
Total current liabilities	44,284,968	72,654,502	17,452,000	369,805	(45,958,292)	26,179	7,082,198	66,269,999	90,774,310
Deferred compensation	-	985,716	-	-	(985,716)	-	-	-	-
Deferred income tax	-	9,584,798	-	-	(9,584,798)	-	117,756,887	-	117,756,887
Payable on sale of partnership	640,695		-	-	-	-	-	640,695	640,695
Notes payable, less current portion	26,010,615	3,958,259	-	5,763,903	47,725,685	-	-	85,461,542	85,461,542
Asset retirement obligation	4,455,827	2,269,442	1,357,000	-	-	2,086	-	6,724,769	8,083,855
Derivative liability	59,101	60,897	-	-	(60,897)	-	-	59,101	59,101
Other long-term liabilities	-	1,895,000	-	-	-	1,352,025	(1,352,025)	1,895,000	1,895,000
Total liabilities	75,400,766	88,811,114	18,809,000	6,133,708	(8,800,518)	1,380,290	123,486,560	161,045,120	304,670,920
COMMITMENTS AND CONTINGENCIES									
REDEEMABLE PREFERRED STOCK:									
Series C Cumulative Perpetual Preferred Stock	70,286,400	-	-	-	-	-	-	70,286,400	70,286,400
								-	
SHAREHOLDERS' EQUITY:								-	
Shareholders' equity	101,871,850	116,608,994	104,430,000	7,207,122	(58,440,394)	(10,899,915)	219,931,230	167,247,072	480,750,837
Noncontrolling interest	1,450,889	-	-	-	-	-	-	$ 1,450,889	1,450,889
Total Equity	103,321,609	116,608,994	104,430,000	7,207,122	(58,440,394)	(10,899,915)	219,931,230	168,697,411	482,200,726
Total liabilities and shareholders' equity	$ 248,966,825	$ 204,920,108	$ 123,239,000	$ 18,890,910	$ (67,258,912)	$ (9,519,675)	$ 341,417,790	$ 399,968,931	$ 857,106,046

42

Financial / Operating Measures

Enterprise Value Analysis

	Dec. 31, 2008	June 30, 2009	Dec. 31, 2009	June 30, 2010	Dec. 31, 2010
Enterprise Value	$28,918	$48,954	$95,875	$372,037	$643,298
Proved Reserves (MBoe)	3,118	3,726	6,169	11,832	13,400
Current Production (Boe/d)	516	761	736	1,755	1,652
Net Acres	50,611	50,611	68,600	117,345	139,481
EV / Reserves ($/Boe)	$9.27	$13.14	$15.54	$31.44	$48.01
EV / Current Production ($/Boed)	$56,042	$64,329	$130,265	$211,987	$389,406
EV / Net Acre ($/Acre)	$571	$967	$1,398	$3,170	$4,612

Historical Lifting Costs

	2008	2009	2010
$ Per Boe	$35.78	$29.89	$26.75

43

12,000
10,000
8,000
6,000
4,000
2,000
0
BOE/D
293% Annual Production Growth Rate
2010 Avg Daily Production
2010 Exit Rate
1Q11 (Includes PostRock)
2Q11 (Includes All)
3Q11 (Includes All)
4Q11 (Includes All)
2011 Exit Rate

Pro Forma 2011 Production Growth

Magnum Hunter
NGAS
NuLoch
1,600
2,700
2,700
6,650
8,650
10,200
10,600
(i)
(i) Estimated 1Q11-4Q11 production. Estimate as of March 7, 2011.
(i)
(i)
(i)
(i)

1Q11	2Q11	3Q11	4Q11	2011	2012
Natural gas Hedges						
Swaps						
Volume (MMbtu/d)	113	112	111	111	112	99
Price per MCF	$5.98	$5.98	$5.98	$5.98	$5.98	$6.15
Collars						
Volume (MMbtu/d)	2,142	2,119	2,096	2,096	2,113	1,884
Floor Price per MCF	$5.37	$5.37	$5.37	$5.37	$5.37	$5.00
Ceiling Price per MCF	$7.43	$7.43	$7.43	$7.43	$7.43	$8.65
Total Gas Volume Hedged Mcf	202,995	202,995	202,995	202,995	811,980	723,600
Crude Hedges						
Floors						
Volume (Bbls/d)	349	708	932	1257	814	151
Price per bbl	$82.71	$83.88	$84.16	$84.38	$80.00	$80.00
Swaps						
Volume (Bbls/d)	43	42	42	42	42	N/A
Price per bbl	$85.08	$85.08	$85.08	$85.08	$85.08	N/A
Collars						
Volume (Bbls/d)	824	996	996	996	954	187
Floor Price per bbl	$78.07	$79.27	$79.27	$79.27	$79.01	$78.66
Ceiling Price per bbl	$99.74	$100.74	$100.74	$100.74	$100.53	$102.14
Total Oil Volume Hedged	109,505	158,955	181,155	211,055	660,670	123,592

Summary of Commodity Hedges in Place

➢ As of March 2011

2011 % Estimated Natural Gas Production Hedged

RRC 108%
CHK 96%
PXD 91%
MHR 88%
NFX 69%
UPL 69%
BBG 48%
DNR 45%
TLM 41%
NBL 41%
FST 41%
PXP 35%
APA 35%
ECA 34%
DVN 29%
APC 24%
SWN 20%
COG 7%
XEC 6%
EOG 4%
CNQ 0%
NXY 0%
PWT 0%
SU 0%
OAS 0%
WTI 0%
0%
25%
50%
75%
100%
125%

2011 % Estimated Crude Production Hedged

PXD 85%
PXP 82%
DNR 81%
APC 55%
NBL 46%
NFX 45%
XEC 41%
COG 35%
OAS 34%
PWT 30%
FST 29%
DVN 25%
APA 22%
MHR 19%
WTI 18%
BBG 16%
EOG 9%
CHK 5%
CNQ 0%
ECA 0%
NXY 0%
RRC 0%
SU 0%
SWN 0%
TLM 0%
UPL 0%
0%
25%
50%
75%
100%

2011 Production Hedged

 Source: Morgan Stanley & Co. Research, Exploration & Production 2/28/11
*
*
* Company prepared estimates; hedges as a percent of production
* Hedged percentages do not include estimated production from NGAS and NuLoch

60%
50%
40%
30%
20%
10%
0%
57%
47%
35%
35%
34%
33%
31%
25%
25%
24%
23%
20%
19%
17%
16%
15%
13%
13%
13%
12%
8%
6%
6%
4%
3%
Granite Wash - Liquids Rich Horiz.
Eagle Ford Oil
Marcellus Shale - SW Liquids Rich
Williston Bakken
Horizontal Niobrara
Eagle Ford Shale - Liquids Rich
Marcellus Shale - SW
Pinedale
Cana Woodford Shale
Horn River Basin
Eagle Ford Shale - Dry Gas
Marcellus Shale - NE
Barnett Shale - Core
Huron Shale
Barnett Shale - Southern Liquids Rich
Woodford Shale - Arkoma
Barnett Shale
Fayetteville Shale
Haynesville Shale - Core LA / TX
Piceance Basin Valley
Granite Wash - Horiz.
Haynesville / Bossier Shale - NE TX
Cotton Valley Vertical
Cotton Valley Horizontal
Powder River CBM

IRR’s of Top U.S. Shale Plays

 Source: Credit Suisse Equity Research
Year:	1	2	3	4	5	6	7	8+
WTI Oil:	$76.69	$82.05	$85.39	$87.11	$88.41	$89.88	$92.02	$92.02
NYMEX Gas:	$4.47	$4.63	$5.30	$5.61	$5.81	$5.96	$6.14	$6.14
MHR Active Resource Plays

Recent Key Events

$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
5/13/2009
6/13/2009
7/13/2009
8/13/2009
9/13/2009
10/13/2009
11/13/2009
12/13/2009
1/13/2010
2/13/2010
3/13/2010
4/13/2010
5/13/2010
6/13/2010
7/13/2010
8/13/2010
9/13/2010
10/13/2010
11/13/2010
12/13/2010
1/13/2011
2/13/2011
3/13/2011
New Mgmt.
Name Change
2Q Results / Mid-year Reserves
Announcement of Sharon Resources Acquisition
Announcement of Triad Acq. and New Credit Facility
Plan for Triad Approved by Courts
'10 Capex and Well Results Announced
Triad Acq. Closed
2009 YE Reserves
FYE 2009 Operating and Financial Results
-New Borrowing Base
-2010 CAPEX Announced
-1Q10 Earnings Announced
Redeemed Series B Stock
Announcement of DCP Pipeline JV
Announcement of Second Eagle Ford JV
Sale of Cinco Terry
Announcement of 1st Marcellus horizontal well
Announcement of PostRock and NGAS Acquisition
2010 YE Reserves
Announcement of NuLoch Acquisition

Share Price Improvement of Approximately 2,046%
(Best Performing Energy Stock in 2009 and 2010)

48

$700,000,000
$600,000,000
$500,000,000
$400,000,000
$300,000,000
$200,000,000
$100,000,000
$0
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
5/26/2009
6/26/2009
7/26/2009
8/26/2009
9/26/2009
10/26/2009
11/26/2009
12/26/2009
1/26/2010
2/26/2010
3/26/2010
4/26/2010
5/26/2010
6/26/2010
7/26/2010
8/26/2010
9/26/2010
10/26/2010
11/26/2010
12/26/2010
1/26/2011
2/26/2011
3/26/2011

49

Market Capitalization / Stock Price
Market Capitalization
Stock Price

North American E&P - Share Price Performance 5/26/2009* - 3/4/2011

Magnum Hunter Resources Corporation
Energy XXI (Bermuda) Limited
Clayton Williams Energy, Inc.
Pioneer Natural Resources
Cimarex Energy Co.
Concho Resources Inc.
St. Mary Land & Exploration
Callon Petroleum Company
Swift Energy Company
Petroleum Development
Venoco, Inc.
W&T Offshore, Inc.
Newfield Exploration Company
Forest Oil Corporation
Anadarko Petroleum Corporation
Carrizo Oil & Gas, Inc.
Crude Oil NYMEX
Noble Energy Inc.
Chesapeake Energy Corporation
EOG Resources, Inc.
Apache Corporation
Plains Exploration & Production
Devon Energy Corporation
Denbury Resources, Inc.
Cabot Oil & Gas Corporation
S&P 500 INDEX, RTH
Dow Jones Industrial Average
Range Resources Corporation
Bill Barrett Corporation
Sandridge Energy Inc.
Crimson Exploration Inc.
Nat Gas NYMEX
Ultra Petroleum Corp.
Petrohawk Energy Corporation
Southwestern Energy Company
Goodrich Petroleum Corporation
Comstock Resources, Inc.
GMX Resources, Inc.
-50%
450%
950%
1450%
1950%
2450%

*Announcement Date for Gary C. Evans & Ron Ormand joining company

Share Price Performance vs. Peers

Summary

➢ Experienced and Seasoned Management Team and Board
➢ Well Positioned in the Three Top Resources Plays in the US
➢ Diversified, Balanced Portfolio with Long Reserve Life
➢ 71% Crude Oil Production Mix
➢ Multi-year Drilling Inventory
➢ Strategic Acquisition Game Plan Working
➢ Focus on Acquisitions of Distressed or “Off The Radar” Properties
 with Significant Pipeline of Transactions Predominately Located in
 Unconventional Resource Plays
➢ Ability to Attract New Equity and Debt Capital
➢ Significant Insider Ownership
➢ Primary Focus on Shareholder Returns

Magnum Hunter Resources (NYSE: MHR)
Contact Information
Equity Research Analyst Coverage:
BMO Capital Markets  Pritchard Capital
Canaccord Adams   Robert W. Baird & Co.
Capital One Southcoast, Inc. Rodman & Renshaw
Global Hunter Securities, LLC Standard & Poor’s, Inc.
Jefferies & Company, Inc. Stephens Inc.
Johnson Rice & Company Stifel Nicolaus
KeyBanc Capital Markets  Sun Trust Robinson Humphrey
Madison Williams and Co.        Tuohy Brothers Investment
                                                 Research
MLV Partners   Wunderlich Securities, Inc.

Website:   www.magnumhunterresources.com
Headquarters: 777 Post Oak Blvd, Suite 650
   Houston, TX 77056
   Office: (832) 369-6986
   Fax: (832) 369-6992
Contact:   M. Bradley Davis
   Senior Vice President of Capital Markets
   (832) 203-4545
   bdavis@magnumhunterresources.com

Eureka Hunter Gas Pipeline Under Construction
West Virginia

NYSE: MHR | NYSE Amex: MHR-PC
MAGNUM HUNTER
RESOURCES CORPORATION
The Wisdom To Recognize
Unparalleled Opportunities
Focused on Resource Plays Using Unconventional Techniques